UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue 12th Floor Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2020, the Board of Directors of the Company (the “Board”) appointed Oscar Munoz to the Board, effective November 19, 2020, to serve until the Company’s 2021 annual meeting of stockholders. Mr. Munoz is also expected to be appointed to serve as a member of the Audit Committee of the Board. There is no arrangement or understanding between Mr. Munoz and any other person pursuant to which the Board selected Mr. Munoz as a director, and Mr. Munoz has not participated in any “related party-transactions” with the Company as set forth in Item 404(a) of Regulation S-K. The Board has also determined that Mr. Munoz is “independent” as defined under New York Stock Exchange and Securities and Exchange Commission rules and guidance as well as under the Board’s Corporate Governance Guidelines and its Categorical Independence Standards.

Mr. Munoz will participate in the Company’s current non-employee director compensation program. See the section entitled “Director Compensation” in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on April 1, 2020 and the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2020 for descriptions of the director compensation program, which descriptions are incorporated herein by reference. Mr. Munoz will receive a prorated initial cash retainer and equity award based on the length of his service until the next annual meeting. Mr. Munoz and the Company will also enter into the Company’s standard form of Indemnification Agreement for members of its Board.

Item 7.01	Regulation FD Disclosure.

On November 23, 2020, the Company issued a press release announcing the appointment of Mr. Munoz to the Board. A copy of that press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release announcing the appointment of Oscar Munoz as a Director of the Company, dated November 23, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2020	CBRE GROUP, INC.

	By:	/s/ LEAH C. STEARNS
Leah C. Stearns
Chief Financial Officer